UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                     FORM 8-K

                                  CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                           Date of Report: June 18, 1997
                                           -------------
                         (Date of earliest event reported)


                             Computer Data Systems, Inc.
              (Exact name of registrant as specified in its charter)


                            Commission file number 1-6002
                                                   ------

       Maryland                                               52-0882982
      ----------                                             ------------
(State or other jurisdiction                            (IRS Employer ID No.)
of incorporation or organization)

One Curie Court
Rockville, Maryland                                            20850-4389
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code (301) 921-7000
                                                   --------------

Item 1.  N/A

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

         On June 18, 1997, Computer Data Systems, Inc. ("CDSI") completed the acquisition of Analytical Systems Engineering Corporation, a Massachusetts corporation ("ASEC"). Under the terms of the Amended and Restated Transaction Agreement (the "Transaction Agreement) (attached as an exhibit hereto), CDSI acquired all of the issued and outstanding capital stock of ASEC for approximately $51 million. The shareholders of ASEC received ninety percent of the purchase price in cash and ten percent in shares of CDSI Common Stock valued for purposes of the Transaction Agreement at $27.50 per share. The cash portion of the purchase price was borrowed under a loan administered by NationsBank, N.A. (a copy of the Credit Agreement is attached as an exhibit hereto).

         In connection with the transaction, James W. Henderson, President and and previously the majority owner of ASEC, was appointed to the Board of Directors of CDSI. ASEC will continue its operations as a wholly-owned subsidiary of CDSI. ASEC provides engineering and technical services to the intelligence and defense agencies of the U.S. Government.

         The foregoing discussion is qualified in its entirety by reference to the documents attached hereto as exhibits to this Form 8-K.

Items 3- 6.  N/A

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a) Financial statements of business acquired
             -----------------------------------------

             In accordance with Item 7(a)(4) of Form 8-K, the required financial statements shall be filed by amendment to this Form 8-K no later than 60 days after July 3, 1997.

         (b) Pro forma financial information
             -------------------------------

             In accordance with Item 7(b)(2), the required pro forma financial information shall be filed by amendment to this Form 8-K no later than 60 days after July 3, 1997.

         (c) Exhibits
             --------

             Exhibit                Description
             -------                -----------

              (2) Amended and Restated Transaction Agreement dated as of June 11, 1997 by and among Computer Data Systems, Inc., Analytical Systems Engineering Corporation and the shareholders of Analytical Systems Engineering Corporation.

              (27)          Financial Data Schedule*

              (99.1)        Press release published June 18, 1997

              (99.2) Credit Agreement dated as of June 13, 1997 by and between Computer Data Systems, Inc. and NationsBank, N.A., as administative agent

              (99.3)        Subsidiaries Guarantee dated as of June 13, 1997.


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* to be filed by amendment


Items 8-9.     N/A


                                     SIGNATURE
                                     ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in Rockville, Maryland on June 27, 1997.


                                                   Computer Data Systems, Inc.

                                                   By /s/Wyatt D. Tinsley
                                                      --------------------
                                                      Wyatt D. Tinsley
                                                      Executive Vice President
                                                      (Principal Financial and
                                                      Accounting Officer)

                                 EXHIBIT INDEX
                                 -------------

                                                              Sequentially
Exhibit No.               Description                         Numbered Page
-----------               -----------                         -------------

(2) Amended and Restated Transaction Agreement, dated as of June 11, 1997.

(27)                      Financial Data Schedule*

(99.1)                    Press release published June 18, 1997

(99.2)                    Credit Agreement, dated as of June 13, 1997.

(99.3)                    Subsidiaries Guarantee, dated as of June 13, 1997.

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* to be filed by amendment